EXHIBIT 99.1

Crown Castle International

News Release

Contacts:	W. Benjamin Moreland, CFO
Jay Brown, VP Finance
Crown Castle International Corp.
713-570-3000

CROWN CASTLE INTERNATIONAL

REPORTS FIRST QUARTER 2004 RESULTS

May 5, 2004 – HOUSTON, TEXAS – Crown Castle International Corp. (NYSE:CCI) today reported results for the first quarter ended March 31, 2004.

Site rental and broadcast transmission revenue for the first quarter of 2004 increased 18.6% percent to $219.4 million, up $34.4 million from $185.0 million for the same period in the prior year. Operating income improved to $26.7 million in the first quarter of 2004 from $11.8 million in the first quarter of 2003, an increase of $14.8 million.

Net loss was $65.0 million for the first quarter of 2004, inclusive of $24.4 million in losses from the retirement of debt securities, compared to a net loss of $69.0 million for the same period in 2003. Net loss after deduction of dividends on preferred stock was $74.7 million in the first quarter of 2004, inclusive of $24.4 million in losses from the retirement of debt securities, compared to a loss of $83.4 million for the same period last year, inclusive of $3.3 million in gains from the retirement of preferred securities. First quarter net loss per share was $(0.34) compared to a loss per share of $(0.38) in last year’s first quarter.

Net cash from operating activities for the first quarter of 2004 improved $21.0 million to $26.9 million from $5.9 million for the same period last year. Free cash flow, defined as net cash from operating activities less capital expenditures, for the first quarter of 2004 improved $54.4 million, to a source of cash of $7.5 million from a use of cash of $46.9 million in the first quarter of 2003.

OPERATING RESULTS

US site rental revenue for the first quarter of 2004 increased $12.8 million, or 11.9%, to $120.7 million, from $107.8 million for the same period in 2003, and UK site rental and broadcast transmission revenue for the first quarter of 2004 increased $19.3 million, or 27.1%, to $90.4 million, from $71.1 million for the same period in 2003. These revenue results approximate same tower sales as over 99% of Crown Castle’s sites were in operation for the 12 months preceding March 31, 2004.

“During the first quarter, our core business continued to produce strong growth,” stated John P. Kelly, President and Chief Executive Officer of Crown Castle. “Thus far during 2004, we have experienced a 25% increase in US leasing compared to last year’s volume and we are encouraged by the leasing activity in the UK and Australia.

On a consolidated basis, site rental and broadcast transmission gross margin, defined as site rental and broadcast transmission revenue less site rental and broadcast transmission cost of operations, increased 22.2% to $136.4 million, up $24.8 million in the first quarter of 2004 from the same period in 2003. During the past 12 months, Crown Castle’s operating results have benefited predominantly from organic growth and, in part, from the weakening US dollar relative to the currencies of its UK and Australian subsidiaries.

For the first quarter of 2004, US capital expenditures were $6.3 million and UK capital expenditures were $12.7 million. During the first quarter of 2004, Crown Castle developed 26 sites in the UK under our agreement with British Telecom.

“During the last four quarters, we have added approximately $100 million of annualized recurring tower gross margin,” stated W. Benjamin Moreland, Chief Financial Officer of Crown Castle. “Most of this growth has occurred through the addition of revenue on our existing sites and managing our costs. We remain focused on producing meaningful growth in free cash flow per share through the combination of continued strong operational growth and balance sheet enhancements.”

During the first quarter of 2004, Crown Castle repaid $15.0 million of its Crown Atlantic credit facility, bringing the remaining balance to $180.0 million. Crown Castle had approximately $574.0 million of total liquidity, comprised of approximately $171.5 million of cash and cash equivalents and total availability under its OpCo and Crown Atlantic credit facilities of approximately $402.5 million.

Also, during the first quarter of 2004, Crown Castle purchased $245.1 million of the face value of its 9% Senior Notes and 9½% Senior Notes (“Senior Notes”), $135.6 million and $109.5 million, respectively, at a combined loss of $24.1 million. These purchases were related to the closing of previously announced tender offers for the Senior Notes in December 2003. Crown Castle also purchased $1.5 million of its 10?% Senior Discount Notes and $1.0 million of its 11¼% Senior Discount Notes (“Senior Discount Notes”) at a combined loss of $0.2 million.

OUTLOOK

The following statements and outlook table are based on current expectations and assumptions and assume a US dollar to UK pound exchange rate of 1.75 dollars to 1.00 pound and a US dollar to Australian dollar exchange rate of 0.70 US dollars to 1.00 Australian dollar. This Outlook section contains forward-looking statements, and actual results may differ materially. Information regarding potential risks which could cause actual results to differ from the forward-looking statements herein are set forth below and in Crown Castle’s filings with the Securities and Exchange Commission.

The following table sets forth Crown Castle’s current outlook (dollars in millions):

	Second Quarter 2004	Full Year 2004
Site rental and broadcast transmission revenue	$218 to 222	$875 to 885
Net cash provided by operating activities	$75 to 85	$240 to 250
Capital expenditures	$22 to 27	$70 to 90
Free Cash Flow	$48 to 58	$150 to 160

Crown Castle’s outlook for net cash provided by operating activities is based on interest expense on its existing debt balances and does not include savings from interest expense reductions that may be achieved through further debt reductions and refinancings.

CONFERENCE CALL DETAILS

Crown Castle has scheduled a conference call for Thursday, May 6, 2004, at 9:30 a.m. eastern time to discuss first quarter results and Crown Castle’s Outlook. Please dial 303-262-2190 and ask for the Crown Castle call at least 10 minutes prior to the start time. A telephonic replay of the conference call will be available from 11:30 a.m. eastern time on Thursday, May 6, 2004, through 11:59 p.m. eastern time on Thursday, May 13, 2004, and may be accessed by dialing 303-590-3000 using passcode 576555. An audio archive will also be available on the company’s website at www.crowncastle.com shortly after the call and will be accessible for approximately 90 days.

Crown Castle engineers, deploys, owns and operates technologically advanced shared wireless infrastructure, including extensive networks of towers and rooftops as well as analog and digital audio and television broadcast transmission systems. Crown Castle offers near-universal broadcast coverage in the United Kingdom and significant wireless communications coverage to

68 of the top 100 United States markets, to substantially all of the UK population and to substantially all of the Australian population. Crown Castle owns, operates and manages over 15,500 wireless communication sites internationally. For more information on Crown Castle, visit: www.crowncastle.com.

Non-GAAP Financial Measures:

This press release includes presentations of Free Cash Flow and Adjusted EBITDA, which are non-GAAP financial measures. Crown Castle defines Free Cash Flow as net cash provided by operating activities less capital expenditures (both amounts from the Consolidated Statement of Cash Flows). Crown Castle defines Adjusted EBITDA as net loss plus cumulative effect of change in accounting principle, minority interests, provision for income taxes, interest expense, amortization of deferred financing costs and dividends on preferred stock, interest and other income (expense), depreciation, amortization and accretion, non-cash general and administrative compensation charges, asset write-down charges and restructuring charges (credits). Free Cash Flow and Adjusted EBITDA are not intended as alternative measures of operating results or cash flow from operations (as determined in accordance with generally accepted accounting principles). Further, our measure of Free Cash Flow and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Free Cash Flow is presented as additional information because management believes it to be a useful indicator of our ability to execute our business strategy without reliance on additional borrowing or the use of our cash and liquid investments. Adjusted EBITDA is presented as additional information because management believes it to be a useful indicator of the current financial performance of our core businesses. In addition, Adjusted EBITDA is the measure of current financial performance generally used in our debt covenant calculations. The tables set forth below reconcile these non-GAAP financial measures to comparable GAAP financial measures. Our results under GAAP are set forth in the financial statements following this press release.

Reconciliations of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Free Cash Flow is computed as follows:

(In thousands of dollars)	For the Three Months Ended
	March 31, 2004	March 31, 2003
Net cash provided by operating activities	$26,917	$5,932
Less: Capital expenditures	(19,448)	(52,849)

Free Cash Flow	$7,469	$(46,917)

(In millions of dollars)	Q2 2004	Full Year 2004
Net cash provided by operating activities	$75 to 85	$240 to 250
Less: Capital expenditures	$(22) to (27)	$(70) to (90)

Free Cash Flow	$48 to 58	$150 to 160

Adjusted EBITDA is computed as follows:

	Three Months Ended March 31,
(in thousands of dollars)	2004	2003
Net loss	$(64,967)	$(69,016)
Cumulative effect of change in accounting principle	—	2,035
Minority interests	1,346	557
Provision for income taxes	5,955	3,966
Interest expense and amortization of deferred financing costs	59,506	72,638
Interest and other income (expense)	24,829	1,642
Depreciation, amortization and accretion	84,822	80,357
Non-cash general and administrative compensation charges	2,696	2,431
Asset write-down charges	1,948	—
Restructuring charges (credits)	(33)	—

Adjusted EBITDA	$116,102	$94,610

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements and information that are based on our management’s current expectations. Such statements include, but are not limited to plans, projections and estimates regarding (i) demand and application and leasing rates for our sites and towers, (ii) currency exchange rates, (iii) revenues, (iv) net cash provided by operating activities, (v) capital expenditures, and (vi) free cash flow, including free cash flow per share. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to prevailing market conditions and the following:

➢	Our substantial level of indebtedness may adversely affect our ability to react to changes in our business and limit our ability to use debt to fund future capital needs.
➢	Restrictive covenants on our debt instruments may limit our ability to take actions that may be in our best interests. If we fail to comply with our covenants, our debt may be accelerated.
➢	Our business depends on the demand for wireless communications and towers, and we may be adversely affected by any slowdown in such demand.
➢	The loss, consolidation, network sharing or financial instability of any of our limited number of customers may materially decrease revenues.
➢	An economic or wireless telecommunications industry slowdown may materially and adversely affect our business and the business of our customers.
➢	We operate in a competitive industry and some of our competitors have significantly more resources or less debt than we do.
➢	Technology changes may significantly reduce the demand for site leases and negatively impact our revenues.
➢	2.5G/3G and other technologies, including digital terrestrial television, may not deploy or be adopted by customers as rapidly or in the manner projected.
➢	We generally lease or sublease the land under our sites and towers and may not be able to maintain these leases.
➢	Our international operations expose us to changes in foreign currency exchange rates.
➢	We may need additional financing, which may not be available for strategic growth opportunities or contractual obligations.
➢	Fluctuations in market interest rates may increase interest expense relating to our floating rate indebtedness.
➢	Laws and regulations, which may change at any time and with which we may fail to comply, regulate our business.
➢	Our network services business has historically experienced significant volatility in demand, which reduces the predictability of our results.
➢	We are heavily dependent on our senior management.
➢	We may suffer from future claims if radio frequency emissions from equipment on our sites and towers are demonstrated to cause negative health effects.

➢	Certain provisions of our certificate of incorporation, bylaws and operative agreements and domestic and international competition laws may make it more difficult for a third party to acquire control of us or for us to acquire control of a third party, even if such a change in control would be beneficial to our stockholders.
➢	Sales or issuances of a substantial number of shares of our common stock may adversely affect the market price of our common stock.
➢	Disputes with customers and suppliers may adversely affect results.

Should one or more of these or other risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors which could affect our results is included in our filings with the Securities and Exchange Commission.

Crown Castle International Corp.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

AND OTHER FINANCIAL DATA

(in thousands, except per share data)

	Three Months Ended March 31,
	2004	2003
Net revenues:
Site rental and broadcast transmission	$219,377	$184,960
Network services and other	29,110	31,764

Total net revenues	248,487	216,724

Costs of operations:
Site rental and broadcast transmission	82,987	73,360
Network services and other	25,316	24,942

Total costs of operations	108,303	98,302

General and administrative	23,643	22,192
Corporate development	439	1,620
Restructuring charges (credits)	(33)	—
Asset write-down charges	1,948	—
Non-cash general and administrative compensation charges	2,696	2,431
Depreciation, amortization and accretion	84,822	80,357

Operating income	26,669	11,822
Interest and other income (expense)	(24,829)	(1,642)
Interest expense and amortization of deferred financing costs	(59,506)	(72,638)

Loss before income taxes, minority interests and cumulative effect of change in accounting principle	(57,666)	(62,458)
Provision for income taxes	(5,955)	(3,966)
Minority interests	(1,346)	(557)

Loss before cumulative effect of change in accounting principle	(64,967)	(66,981)
Cumulative effect of change in accounting principle for asset retirement obligations, net of related tax benefit of $636	—	(2,035)

Net loss	(64,967)	(69,016)
Dividends on preferred stock, net of gains on purchases of preferred stock	(9,696)	(14,371)

Net loss after deduction of dividends on preferred stock, net of gains on purchases of preferred stock	$(74,663)	$(83,387)

Per common share – basic and diluted:
Loss before cumulative effect of change in accounting principle	$(0.34)	$(0.37)
Cumulative effect of change in accounting principle	—	(0.01)

Net loss	$(0.34)	$(0.38)

Common shares outstanding – basic and diluted	219,294	216,958

Adjusted EBITDA (before restructuring and asset write-down charges):
Site rental and broadcast transmission	$128,347	$104,149
Network services and other (before corporate development expenses)	(11,806)	(7,919)

Adjusted EBITDA before corporate development expenses	116,541	96,230
Corporate development	(439)	(1,620)

Total Adjusted EBITDA	$116,102	$94,610

Crown Castle International Corp.

Condensed Consolidated Balance Sheet

(in thousands)

	March 31, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$171,485	$462,427
Receivables, net of allowance for doubtful accounts	84,987	82,053
Inventories	17,435	15,542
Prepaid expenses and other current assets	81,195	81,738

Total current assets	355,102	641,760
Property and equipment, net of accumulated depreciation	4,700,727	4,741,945
Goodwill	1,235,433	1,206,713
Deferred financing costs and other assets, net of accumulated amortization	155,618	147,173

	$6,446,880	$6,737,591

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,235	$40,749
Accrued interest	31,230	49,063
Accrued compensation and related benefits	7,857	19,117
Deferred rental revenues and other accrued liabilities	274,089	267,459
Long-term debt, current maturities	46,461	267,142

Total current liabilities	396,872	643,530
Long-term debt, less current maturities	3,138,866	3,182,850
Other liabilities	222,162	211,763

Total liabilities	3,757,900	4,038,143

Minority interests	210,317	208,333
Redeemable preferred stock	507,037	506,702
Stockholders’ equity	1,971,626	1,984,413

	$6,446,880	$6,737,591

Crown Castle International Corp.

Condensed Consolidated Statement of Cash flows

(in thousands)

	Three Months Ended March 31,
	2004	2003
Cash flows from operating activities:
Net loss	$(64,967)	$(69,016)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, amortization and accretion	84,822	80,357
Losses on purchases of long-term debt	24,367	—
Amortization of deferred financing costs and discounts on long-term debt	2,960	17,488
Non-cash general and administrative compensation charges	2,696	2,431
Asset write-down charges	1,948	—
Minority interests	1,346	557
Equity in losses (earnings) and write-downs of unconsolidated affiliates	1,173	2,453
Cumulative effect of change in accounting principle	—	2,035
Changes in assets and liabilities:
Decrease in accrued interest	(17,833)	(28,307)
Decrease in accounts payable	(4,306)	(12,248)
Increase (decrease) in deferred rental revenues and other liabilities	(2,068)	8,051
(Increase) decrease in receivables	(1,697)	2,595
Increase in inventories, prepaid expenses and other assets	(1,524)	(464)

Net cash provided by operating activities	26,917	5,932

Cash flows from investing activities:
Proceeds from disposition of property and equipment	755	7,472
Capital expenditures	(19,448)	(52,849)
Investments in affiliates and other	(14,028)	(250)
Maturities of investments	—	93,496
Purchases of investments	—	(56,063)

Net cash used for investing activities	(32,721)	(8,194)

Cash flows from financing activities:
Proceeds from issuance of capital stock	3,562	1,055
Purchases of long-term debt	(267,359)	—
Net borrowings (payments) under revolving credit agreements	(15,000)	(22,895)
Purchases of capital stock	(4,108)	(13,558)
Principal payments on long-term debt	(2,750)	—
Incurrence of financing costs	(412)	—

Net cash used for financing activities	(286,067)	(35,398)

Effect of exchange rate changes on cash	929	(1,562)

Net decrease in cash and cash equivalents	(290,942)	(39,222)
Cash and cash equivalents at beginning of period	462,427	516,172

Cash and cash equivalents at end of period	$171,485	$476,950

Supplemental disclosure of cash flow information:
Interest paid	$71,904	$81,415
Income taxes paid	153	117

CROWN CASTLE INTERNATIONAL CORP.

Summary Fact Sheet

(in $ thousands)

	Quarter Ended 6/30/03
	US	UK	AUS	CCIC
Revenues
Site Rental	110,504	72,824	6,142	189,470
Services	18,771	15,102	858	34,731
Total Revenues	129,275	87,926	7,000	224,201
Operating Expenses
Site Rental	37,502	33,695	2,483	73,680
Services	12,234	14,434	585	27,253
Total Operating Expenses	49,736	48,129	3,068	100,933
General & Administrative
Site Rental	5,080	1,343	1,648	8,071
Services	15,492	575	—	16,067
Total General & Administrative	20,572	1,918	1,648	24,138
Operating Cash Flow
Site Rental	67,922	37,786	2,011	107,719
Services	(8,955)	93	273	(8,589)
Total Pre-Overhead Cash Flow	58,967	37,879	2,284	99,130
Corporate Overhead	918	—	—	918
Adjusted EBITDA	58,049	37,879	2,284	98,212

	Quarter Ended 6/30/03
	US	UK	AUS	CCIC
Gross Margins:
Site Rental	66%	54%	60%	61%
Services	35%	4%	32%	22%
Operating Cash Flow Margins
Site Rental	61%	52%	33%	57%
Services	-48%	1%	32%	-25%
Adjusted EBITDA Margin	45%	43%	33%	44%

	Quarter Ended 9/30/03
	US	UK	AUS	CCIC
Revenues
Site Rental	113,387	78,260	6,740	198,387
Services	16,361	19,794	1,035	37,190
Total Revenues	129,748	98,054	7,775	235,577
Operating Expenses
Site Rental	37,298	36,984	2,764	77,046
Services	9,668	17,806	510	27,984
Total Operating Expenses	46,966	54,790	3,274	105,030
General & Administrative
Site Rental	4,319	1,491	2,037	7,847
Services	15,066	643	—	15,709
Total General & Administrative	19,385	2,134	2,037	23,556
Operating Cash Flow
Site Rental	71,770	39,785	1,939	113,494
Services	(8,373)	1,345	525	(6,503)
Total Pre-Overhead Cash Flow	63,397	41,130	2,464	106,991
Corporate Overhead	1,039	—	—	1,039
Adjusted EBITDA	62,358	41,130	2,464	105,952

	Quarter Ended 9/30/03
	US	UK	AUS	CCIC
Gross Margins:
Site Rental	67%	53%	59%	61%
Services	41%	10%	51%	25%
Operating Cash Flow Margins
Site Rental	63%	51%	29%	57%
Services	-51%	7%	51%	-17%
Adjusted EBITDA Margin	48%	42%	32%	45%

	Quarter Ended 12/31/03
	US	UK	AUS	CCIC
Revenues
Site Rental	117,686	88,425	7,860	213,971
Services	17,561	21,503	811	39,875
Total Revenues	135,247	109,928	8,671	253,846
Operating Expenses
Site Rental	39,353	40,905	3,167	83,425
Services	11,604	17,951	534	30,089
Total Operating Expenses	50,957	58,856	3,701	113,514
General & Administrative
Site Rental	4,889	1,469	2,451	8,809
Services	15,561	632	—	16,193
Total General & Administrative	20,450	2,101	2,451	25,002
Operating Cash Flow
Site Rental	73,444	46,051	2,242	121,737
Services	(9,604)	2,920	277	(6,407)
Total Pre-Overhead Cash Flow	63,840	48,971	2,519	115,330
Corporate Overhead	1,987	—	—	1,987
Adjusted EBITDA	61,853	48,971	2,519	113,343

	Quarter Ended 12/31/03
	US	UK	AUS	CCIC
Gross Margins:
Site Rental	67%	54%	60%	61%
Services	34%	17%	34%	25%
Operating Cash Flow Margins
Site Rental	62%	52%	29%	57%
Services	-55%	14%	34%	-16%
Adjusted EBITDA Margin	46%	45%	29%	45%

	Quarter Ended 3/31/04
	US	UK	AUS	CCIC
Revenues
Site Rental	120,695	90,408	8,274	219,377
Services	13,499	14,407	1,204	29,110
Total Revenues	134,194	104,815	9,478	248,487
Operating Expenses
Site Rental	37,233	42,052	3,702	82,987
Services	10,268	14,320	728	25,316
Total Operating Expenses	47,501	56,372	4,430	108,303
General & Administrative
Site Rental	4,242	1,421	2,380	8,043
Services	14,988	612	—	15,600
Total General & Administrative	19,230	2,033	2,380	23,643
Operating Cash Flow
Site Rental	79,220	46,935	2,192	128,347
Services	(11,757)	(525)	476	(11,806)
Total Pre-Overhead Cash Flow	67,463	46,410	2,668	116,541
Corporate Overhead	439	—	—	439
Adjusted EBITDA	67,024	46,410	2,668	116,102

	Quarter Ended 3/31/04
	US	UK	AUS	CCIC
Gross Margins:
Site Rental	69%	53%	55%	62%
Services	24%	1%	40%	13%
Operating Cash Flow Margins
Site Rental	66%	52%	26%	59%
Services	-87%	-4%	40%	-41%
Adjusted EBITDA Margin	50%	44%	28%	47%

Reconciliation of Non-GAAP Financial Measure (Adjusted EBITDA) to GAAP

Financial Measure:

(in $ thousands)

	Quarter Ended
	06/30/2003	09/30/2003	12/31/2003	03/31/2004
Net loss	$(80,831)	$(99,678)	$(148,840)	$(64,967)
Cumulative effect of change in accounting principle for asset retirement obligations, net of related income tax benefits	—	—	—	—
Minority interests	730	(151)	1,258	1,346
Provision for income taxes	3,418	4,236	(4,102)	5,955
Interest expense, amortization of deferred financing costs and dividends on preferred stock	72,576	70,788	73,645	59,506
Interest and other income (expense)	10,382	34,845	101,605	24,829
Depreciation, amortization and accretion	80,513	80,389	82,893	84,822
Non-cash general and administrative compensation charges	7,695	10,444	84	2,696
Asset write-down charges	1,380	6,137	6,800	1,948
Restructuring charges (credits)	2,349	(1,058)	0	(33)
Adjusted EBITDA	$98,212	$105,952	$113,343	$116,102

CROWN CASTLE INTERNATIONAL CORP.

Summary Fact Sheet

Restricted and Unrestricted Subsidiaries

(in $ thousands)

	Quarter Ended 6/30/03
	Restricted*	Crown Atlantic	Other	CCIC

Revenues
Site Rental	164,168	25,302	—	189,470
Services	30,658	4,073	—	34,731
Total Revenues	194,826	29,375	—	224,201
Operating Expenses
Site Rental	64,572	9,108	—	73,680
Services	24,907	2,346	—	27,253
Total Operating Expenses	89,479	11,454	—	100,933
General & Administrative
Site Rental	7,552	519	—	8,071
Services	13,980	984	1,103	16,067
Total General & Administrative	21,532	1,503	1,103	24,138
Operating Cash Flow
Site Rental	92,044	15,675	—	107,719
Services	(8,229)	743	(1,103)	(8,589)
Total Pre-Overhead Cash Flow	83,815	16,418	(1,103)	99,130
Corporate Overhead	918	—	—	918
Adjusted EBITDA	82,897	16,418	(1,103)	98,212

	Quarter Ended 6/30/03
	Restricted*	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	61%	64%	—	61%
Services	19%	42%	—	22%
Operating Cash Flow Margins
Site Rental	56%	62%	—	57%
Services	-27%	18%	—	-25%
Adjusted EBITDA Margin	43%	56%	N/A	44%

	Quarter Ended 9/30/03
	Restricted*	Crown Atlantic	Other	CCIC
Revenues
Site Rental	172,880	25,507	—	198,387
Services	33,828	3,362	—	37,190
Total Revenues	206,708	28,869	—	235,577
Operating Expenses
Site Rental	68,146	8,900	—	77,046
Services	27,155	829	—	27,984
Total Operating Expenses	95,301	9,729	—	105,030
General & Administrative
Site Rental	7,390	457	—	7,847
Services	13,307	988	1,414	15,709
Total General & Administrative	20,697	1,445	1,414	23,556
Operating Cash Flow
Site Rental	97,344	16,150	—	113,494
Services	(6,634)	1,545	(1,414)	(6,503)
Total Pre-Overhead Cash Flow	90,710	17,695	(1,414)	106,991
Corporate Overhead	1,039	—	—	1,039
Adjusted EBITDA	89,671	17,695	(1,414)	105,952

	Quarter Ended 9/30/03
	Restricted*	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	61%	65%	—	61%
Services	20%	75%	—	25%
Operating Cash Flow Margins
Site Rental	56%	63%	—	57%
Services	-20%	46%	—	-17%
Adjusted EBITDA Margin	43%	61%	N/A	45%

	Quarter Ended 12/31/03
	Restricted*	Crown Atlantic	Other	CCIC
Revenues
Site Rental	186,472	27,499	—	213,971
Services	36,730	3,145	—	39,875
Total Revenues	223,202	30,644	—	253,846
Operating Expenses
Site Rental	73,629	9,796	—	83,425
Services	27,961	2,128	—	30,089
Total Operating Expenses	101,590	11,924	—	113,514
General & Administrative
Site Rental	8,238	571	—	8,809
Services	13,312	1,198	1,683	16,193
Total General & Administrative	21,550	1,769	1,683	25,002
Operating Cash Flow
Site Rental	104,605	17,132	—	121,737
Services	(4,543)	(181)	(1,683)	(6,407)
Total Pre-Overhead Cash Flow	100,062	16,951	(1,683)	115,330
Corporate Overhead	1,987	—	—	1,987
Adjusted EBITDA	98,075	16,951	(1,683)	113,343

	Quarter Ended 12/31/03
	Restricted*	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	61%	64%	—	61%
Services	24%	32%	—	25%
Operating Cash Flow Margins
Site Rental	56%	62%	—	57%
Services	-12%	-6%	—	-16%
Adjusted EBITDA Margin	44%	55%	N/A	45%

	Quarter Ended 3/31/04
	Restricted*	Crown Atlantic	Other	CCIC
Revenues
Site Rental	191,304	28,073	—	219,377
Services	27,585	1,525	—	29,110
Total Revenues	218,889	29,598	—	248,487
Operating Expenses
Site Rental	73,479	9,508	—	82,987
Services	23,693	1,623	—	25,316
Total Operating Expenses	97,172	11,131	—	108,303
General & Administrative
Site Rental	7,584	459		8,043
Services	12,937	989	1,674	15,600
Total General & Administrative	20,521	1,448	1,674	23,643
Operating Cash Flow
Site Rental	110,241	18,106	—	128,347
Services	(9,045)	(1,087)	(1,674)	(11,806)
Total Pre-Overhead Cash Flow	101,196	17,019	(1,674)	116,541
Corporate Overhead	439	—	—	439
Adjusted EBITDA	100,757	17,019	(1,674)	116,102

	Quarter Ended 3/31/04
	Restricted*	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	62%	66%	—	62%
Services	14%	-6%	—	13%
Operating Cash Flow Margins
Site Rental	58%	64%	—	59%
Services	-33%	-71%	—	-41%
Adjusted EBITDA Margin	46%	58%	N/A	47%

* Pro forma for the inclusion of CCUK

Reconciliation of Non-GAAP Financial Measure (Adjusted EBITDA) to GAAP

Financial Measure:

(in $ thousands)

	Quarter Ended
	06/30/2003	09/30/2003	12/31/2003	03/31/2004
Net loss	$(80,831)	$(99,678)	$(148,840)	$(64,967)
Cumulative effect of change in accounting principle for asset retirement obligations, net of related income tax benefits	—	—	—	—
Minority interests	730	(151)	1,258	1,346
Provision for income taxes	3,418	4,236	(4,102)	5,955
Interest expense, amortization of deferred financing costs and dividends on preferred stock	72,576	70,788	73,645	59,506
Interest and other income (expense)	10,382	34,845	101,605	24,829
Depreciation, amortization and accretion	80,513	80,389	82,893	84,822
Non-cash general and administrative compensation charges	7,695	10,444	84	2,696
Asset write-down charges	1,380	6,137	6,800	1,948
Restructuring charges (credits)	2,349	(1,058)	0	(33)
Adjusted EBITDA	$98,212	$105,952	$113,343	$116,102

CCI FACT SHEET Q1 2004

$ in thousands

	Q1 ‘03	Q1 ‘04	% Change
CCUSA and Crown Atlantic
Site Rental Revenue	$107,849	$120,695	12%
Ending Sites	10,797	10,602	-2%
CCUK
Site Rental & Broadcast Transmission Revenue	$71,125	$90,408	27%
Ending Sites	3,428	3,513	2%
CCAUS
Site Rental Revenue	$5,986	$8,274	38%
Ending Sites	1,387	1,388	0%
TOTAL CCIC
Site Rental & Broadcast Transmission Revenue	$184,960	$219,377	19%
Ending Sites	15,612	15,503	-1%
Ending Cash and Investments	$555,214	$171,485
Debt
Bank Debt	$1,069,215	$1,467,000
Bonds	$2,143,062	$1,718,327
12 3/4% Preferred Stock	$245,839	$0
6 1/4% & 8 1/4% Convertible Preferred Stock	$505,698	$507,037
Total Debt	$3,963,814	$3,692,364
Leverage Ratios
Net Bank Debt / EBITDA*	1.4X	2.8X
Net Bank Debt + Bonds + Preferred / EBITDA*	7.7X	6.5X
Total Net Debt / EBITDA*	9.0X	7.6X
*Last Quarter Annualized Adjusted EBITDA	$378,440	$464,408